Exhibit 99.1

ALERE INC. ANNOUNCES

FOURTH QUARTER 2014 RESULTS

WALTHAM, MA…February 10, 2015…Alere Inc. (NYSE: ALR), a global leader in rapid diagnostics, announced its financial results for the quarter ended December 31, 2014.

Namal Nawana, Chief Executive Officer and President of Alere said, “We made substantial progress in the fourth quarter in refocussing Alere as the global leader in rapid diagnostics and delivering against our financial plans. Successfully closing the Alere Health divestiture in early January enabled us to substantially reduce our debt, and we continue to pursue the divestiture of other non-core assets. Importantly, we achieved 1.9% adjusted organic growth during the fourth quarter of 2014 driven by strong international sales growth. We also executed on our planned cost base change successfully in the fourth quarter of 2014, positioning us well for margin expansion in 2015.”

Financial results for the fourth quarter of 2014:

•	As a result of our divestiture of Alere Health in early January 2015, the financial results presented for all periods reflect the reclassification of the Alere Health business as a discontinued operation.

•	Net revenue of $666.9 million for the fourth quarter of 2014, compared to $673.2 million for the fourth quarter of 2013. Non-GAAP adjusted net revenue was $667.1 million for the fourth quarter of 2014, compared to $673.6 million for the fourth quarter of 2013.

•	Net loss from continuing operations of $27.0 million attributable to common shareholders of Alere Inc., and respective net loss per diluted common share of $0.32 for the fourth quarter of 2014, compared to net loss from continuing operations of $4.4 million attributable to common shareholders of Alere Inc., and respective net loss per diluted common share of $0.06 for the fourth quarter of 2013.

•	Non-GAAP adjusted net income from continuing operations attributable to common shareholders of Alere Inc. per diluted common share of $0.60 for the fourth quarter of 2014, compared to non-GAAP adjusted net income from continuing operations attributable to common shareholders per diluted common share of $0.63 for the fourth quarter of 2013.

•	Net product and services revenue from our Professional Diagnostics segment was $598.7 million in the fourth quarter of 2014, compared to net product and services revenue of $600.7 million in the fourth quarter of 2013. Non-GAAP adjusted net product and services revenue from our Professional Diagnostics segment was $599.0 million in the fourth quarter of 2014, compared to non-GAAP adjusted net product and services revenue of $601.1 million in the fourth quarter of 2013.

•	U.S. influenza and meter-based Triage product revenues were $25.5 million and $17.8 million, respectively, for the fourth quarter of 2014, compared to $20.9 million and $17.7 million, respectively, for the fourth quarter of 2013.

•	Excluding the impact of the change in U.S. influenza revenues and the impact on revenues from the U.S. meter-based Triage product sales, currency-adjusted organic growth in our Professional Diagnostics segment was 1.9%. This increase reflects a 4.5% decrease in adjusted U.S. revenues, compared to the fourth quarter of 2013, offset by a 7.6% increase in our international business. The decrease in the U.S. business principally relates to lower revenues from INRatio sales and to lower pain management revenues in our Toxicology business.

•	Net product and services revenue from our Health Information Solutions segment was $34.7 million in the fourth quarter of 2014, compared to $30.8 million in the fourth quarter of 2013, reflecting growth in our Alere Home Monitoring patient self-testing services from $25.5 million in the fourth quarter of 2013 to $30.0 million in the fourth quarter of 2014.

•	Gross margin was 46.5% of net revenue in the fourth quarter of 2014, compared to 50.8% in the fourth quarter of 2013. Non-GAAP adjusted gross margins, which exclude from cost of net revenue amortization of acquisition-related intangibles, stock-based compensation expense, restructuring charges, and non-cash charges associated with acquired inventory, was 50.0% of non-GAAP adjusted net revenue in the fourth quarter of 2014, compared to 53.6% in the fourth quarter of 2013 and 49.8% in the third quarter of 2014.

•	Non-GAAP adjusted selling, general and administrative expenses were $176.4 million or 26.4% of adjusted net revenue in the fourth quarter of 2014, compared to $190.6 million or 28.3% of adjusted net revenue in the fourth quarter of 2013. Non-GAAP adjusted research and development expense was $25.6 million, or 3.8% of adjusted net revenue, compared to $35.7 million, or 5.3% of adjusted net revenue, in the fourth quarter of 2013.

•	Non-GAAP adjusted EBITDA from continuing operations for the fourth quarter of 2014 was $155.4 million, which reflects adjustments to add back non-interest related restructuring charges of $21.6 million, $0.2 million of acquisition-related costs and $5.8 million of costs associated with potential business dispositions. On a last-twelve-months basis, our non-GAAP adjusted EBITDA from continuing operations, with restructuring, acquisition and other costs added back, was $562.7 million.

The Company’s GAAP results for continuing operations for the fourth quarter of 2014 exclude $0.3 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include $60.8 million of amortization, $21.6 million of restructuring charges, $4.7 million of stock-based compensation expense, $0.2 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, $5.8 million of costs associated with potential business dispositions, $0.4 million of interest expense recorded in connection with fees paid for certain debt modifications, $0.2 million in compensation charges and $0.1 million of related interest accretion associated with acquisition-related contingent consideration obligations and $7.1 million in impairment and gain (loss) on dispositions, net, offset by the reversal of $4.8 million of expense recorded for fair value adjustments to acquisition-related contingent consideration.

The Company’s GAAP results for continuing operations for the fourth quarter of 2013 exclude $0.5 million of revenue associated with acquired software license contracts that are not recognized due to business combination accounting rules and include amortization of $70.5 million, $4.2 million of restructuring charges, $6.7 million of stock-based compensation expense, $1.3 million of acquisition-related costs recorded in accordance with ASC 805, Business Combinations, $6.1 million of costs associated with potential business dispositions, $0.4 million of interest expense recorded in connection with fees paid for certain debt modifications, $0.8 million in compensation charges and $0.1 million of related interest accretion associated with acquisition-related contingent consideration obligations, a $0.6 million charge associated with the write-up to fair market value of inventory acquired in connection with the acquisition of Epocal Inc., $0.1 million of costs associated with the proxy contest, offset by an $0.8 million reduction in the loss on disposition of our Spinreact, S.A. subsidiary located in Spain and $1.6 million of income recorded for fair value adjustments to acquisition-related contingent consideration.

Detailed reconciliations of the non-GAAP financial measures presented in this release to the most directly comparable financial measures under GAAP, as well as a discussion regarding these non-GAAP financial measures, are included in the schedules to this press release.

The Company will host a conference call beginning at 8:30 a.m. (Eastern Time) today, February 10, 2015, to discuss these results, as well as other corporate matters. During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters. The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute material information that has not been previously disclosed.

The conference call will be webcast live on the Investor Relations section of Alere’s website or accessed directly through the following link: http://www.videonewswire.com/event.asp?id=101458.

To access the conference call, please use the following dial-in numbers and access code 9692678:

US (toll-free): 1-888-317-6003

International: 1-412-317-6061

Canada (toll-free): 1-866-284-3684

A replay will be available approximately one hour after the conclusion of the call and will remain available for a period of seven days following the call. To hear a replay of the conference call, please use the following dial-in numbers and replay code 10059719 (available for seven days):

US (toll-free): 1-877-344-7529

International: 1-412-317-0088

Canada (toll-free): 1-855-669-9658

The replay will also be available via online webcast at http://www.videonewswire.com/event.asp?id=101458 or via the Investor Relations section of the Alere website for a period of 60 days following the call.

Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the Alere website (http://www.alere.com/us/en/about/investor-relations/events.html) under the Earnings Calls and Releases section shortly before the conference call begins and will continue to be available on this website.

For more information about Alere, please visit our web site at http://www.alere.com.

About Alere

Because Knowing now matters™, Alere delivers reliable and actionable information through rapid diagnostic tests, resulting in better clinical and economic healthcare outcomes globally. Headquartered in Waltham, Mass., Alere focuses on rapid diagnostics for infectious disease, cardiometabolic disease and toxicology. For more information on Alere, please visit www.alere.com.

###

Contact

Juliet Cunningham

Vice President, Investor Relations

858.805.2232

ir@alere.com

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended December 31,
	2014	2013

Net product sales and services revenue	$661,806	$659,039
License and royalty revenue	5,051	14,116

Net revenue	666,857	673,155
Cost of net revenue	356,526	331,217

Gross profit	310,331	341,938
Gross margin	47%	51%

Operating expenses:
Research and development	29,973	38,324
Selling, general and administrative	237,793	258,002
Impairment and gain (loss) on dispositions, net	7,104	(761)

Operating income	35,461	46,373
Interest and other income (expense), net	(55,889)	(56,293)

Loss from continuing operations before provision (benefit) for income taxes	(20,428)	(9,920)
Provision (benefit) for income taxes	4,836	(7,082)

Loss from continuing operations before equity earnings of unconsolidated entities, net of tax	(25,264)	(2,838)
Equity earnings of unconsolidated entities, net of tax	3,793	4,205

Loss from continuing operations	(21,471)	1,367
Income (loss) from discontinued operations, net of tax	(1,444)	(4,679)

Net loss	(22,915)	(3,312)
Less: Net income (loss) attributable to non-controlling interests	166	375

Net loss attributable to Alere Inc. and Subsidiaries	(23,081)	(3,687)

Preferred stock dividends	(5,367)	(5,367)

Net loss available to common stockholders	$(28,448)	$(9,054)

Basic and diluted net loss per common share attributable to Alere Inc. and Subsidiaries:
Loss from continuing operations	$(0.32)	$(0.06)
Income (loss) from discontinued operations	(0.02)	(0.05)

Net loss per common share	$(0.34)	$(0.11)

Weighted average shares - basic and diluted	83,586	81,913

Alere Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Year Ended December 31,
	2014	2013

Net product sales and services revenue	$2,565,640	$2,592,633
License and royalty revenue	21,050	27,229

Net revenue	2,586,690	2,619,862
Cost of net revenue	1,364,786	1,297,485

Gross profit	1,221,904	1,322,377
Gross margin	47%	50%

Operating expenses:
Research and development	144,828	159,053
Selling, general and administrative	975,910	997,796
Impairment and gain (loss) on dispositions, net	7,742	5,124

Operating income	93,424	160,404
Interest and other income (expense), net	(211,924)	(266,605)

Loss from continuing operations before provision (benefit) for income taxes	(118,500)	(106,201)
Provision (benefit) for income taxes	66,722	(35,359)

Loss from continuing operations before equity earnings of unconsolidated entities, net of tax	(185,222)	(70,842)
Equity earnings of unconsolidated entities, net of tax	17,509	17,443

Loss from continuing operations	(167,713)	(53,399)
Income (loss) from discontinued operations, net of taxes	2,637	(16,879)

Net loss	(165,076)	(70,278)
Less: Net income (loss) attributable to non-controlling interests	30	976

Net loss attributable to Alere Inc. and Subsidiaries	(165,106)	(71,254)

Preferred stock dividends	(21,293)	(21,293)

Net loss available to common stockholders	$(186,399)	$(92,547)

Basic and diluted net loss per common share attributable to Alere Inc. and Subsidiaries:
Loss from continuing operations	$(2.28)	$(0.92)
Income (loss) from discontinued operations	0.03	(0.21)

Net loss per common share	$(2.25)	$(1.13)

Weighted average shares - basic and diluted	82,938	81,542

Alere Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$378,461	$355,431
Restricted cash	37,571	3,458
Marketable securities	259	858
Accounts receivable, net	466,106	489,392
Inventories, net	365,165	362,167
Prepaid expenses and other current assets	221,140	184,287
Assets held for sale	306,865	355,530

Total current assets	1,775,567	1,751,123

PROPERTY, PLANT AND EQUIPMENT, NET	456,767	468,232
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	4,256,676	4,633,803
RESTRICTED CASH - NON-CURRENT	—	29,370
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	228,030	178,286

Total assets	$6,717,040	$7,060,814

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt and current portions of long-term debt and capital lease obligations	$93,116	$55,074
Liabilities related to assets held for sale	126,441	136,920
Other current liabilities	549,648	520,612

Total current liabilities	769,205	712,606

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations, net of current portions	3,631,945	3,786,030
Deferred tax liabilities	363,877	329,249
Other long-term liabilities	164,925	150,081

Total long-term liabilities	4,160,747	4,265,360

TOTAL EQUITY	1,787,088	2,082,848

Total liabilities and equity	$6,717,040	$7,060,814

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Three Months Ended December 31,
	2014	2013
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$35,461	$46,373

Adjustment related to acquired software license contracts	285	470
Amortization of acquisition-related intangible assets	60,686	70,347
Restructuring charges	21,622	4,218
Stock-based compensation expense	4,701	6,748

Compensation charges associated with acquisition-related contingent consideration obligations	182	762
Acquisition-related costs	179	1,315
Fair value adjustments to acquisition-related contingent consideration	(4,765)	(1,559)
Non-cash charge associated with acquired inventory	—	624
Costs associated with potential business dispositions	5,802	6,134
Costs associated with proxy contest	—	58
Impairment and gain (loss) on dispositions, net	7,104	(761)

Non-GAAP adjusted operating income	$131,257	$134,729

	Three Months Ended December 31,
	2014	2013
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(28,448)	$(9,054)

Adjustment related to acquired software license contracts	285	470
Amortization of acquisition-related intangible assets	60,689	70,289
Restructuring charges	21,630	4,231
Stock-based compensation expense	4,701	6,748

Compensation charges associated with acquisition-related contingent consideration obligations	182	762
Acquisition-related costs	179	1,315
Fair value adjustments to acquisition-related contingent consideration	(4,765)	(1,559)
Non-cash charge associated with acquired inventory	—	624
Costs associated with potential business dispositions	5,802	6,134
Costs associated with proxy contest	—	58
Impairment and gain (loss) on dispositions, net	7,104	(761)
Loss on sale of equity investment	—	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	365	364
Interest accretion associated with acquisition-related compensation charges	96	99
Bargain purchase gain associated with the acquisition of the Liberty business	—	—
Amortization of acquisition-related intangible assets, restructuring and fair value adjustments to acquisition-related contingent consideration - discontinued operations, net of tax	7,552	9,205

Income tax effects on items above	(16,149)	(29,661)

Non-GAAP adjusted net income available to common stockholders	$59,223	$59,264

Net income (loss) per diluted common share from continuing operations	$(0.32)	$(0.06)
Net loss per diluted common share from discontinued operations	(0.02)	(0.05)

Net loss per diluted common share	$(0.34)	$(0.11)

Non-GAAP adjusted net income per diluted common share from continuing operations	$0.60	$0.63
Non-GAAP adjusted net income (loss) per diluted common share from discontinued operations	0.06	0.05

Non-GAAP adjusted net income per diluted common share	$0.66	$0.68

Weighted average shares - diluted	83,586	81,913

Non-GAAP adjusted weighted average shares - diluted	98,409	96,636

(1)	In calculating “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Reconciliation to Non-GAAP Adjusted Operating Results

(in thousands, except per share amounts)

	Year Ended December 31,
	2014	2013
Reconciliation to Non-GAAP Adjusted Operating Income (1)
Operating income	$93,424	$160,404

Adjustment related to acquired software license contracts	1,401	2,240
Amortization of acquisition-related intangible assets	237,295	280,116
Restructuring charges	58,696	14,443
Stock-based compensation expense	12,452	21,210

Compensation charges associated with acquisition-related contingent consideration obligations	1,855	2,794
Acquisition-related costs	874	3,087
Fair value adjustments to acquisition-related contingent consideration	12,277	14,736
Non-cash charge associated with acquired inventory	—	2,504
Costs associated with potential business dispositions	26,565	6,134
Costs associated with proxy contest	—	5,525
Impairment and gain (loss) on dispositions, net	7,742	5,124

Non-GAAP adjusted operating income	$452,581	$518,317

	Year Ended December 31,
	2014	2013
Reconciliation to Non-GAAP Adjusted Net Income (1)
Net loss available to common stockholders	$(186,399)	$(92,547)

Adjustment related to acquired software license contracts	1,401	2,240
Amortization of acquisition-related intangible assets	237,341	280,318
Restructuring charges	58,738	14,502
Stock-based compensation expense	12,452	21,210

Compensation charges associated with acquisition-related contingent consideration obligations	1,855	2,794
Acquisition-related costs	874	3,087
Fair value adjustments to acquisition-related contingent consideration	12,277	14,736
Non-cash charge associated with acquired inventory	—	2,504
Costs associated with potential business dispositions	26,565	6,134
Costs associated with proxy contest	—	5,525
Impairment and gain (loss) on dispositions, net	7,742	5,124
Loss on sale of equity investment	457	—
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	1,456	2,490
Interest accretion associated with acquisition-related compensation charges	391	357
Non-cash write-off of an investment	—	5,110
Bargain purchase gain associated with the acquisition of the Liberty business	—	(8,023)
Expense associated with extinguishment of debt	—	35,767
Amortization of acquisition-related intangible assets, restructuring and fair value adjustments to acquisition-related contingent consideration - discontinued operations, net of tax	11,776	33,422

Income tax effects on items above	(8,894)	(126,822)

Non-GAAP adjusted net income available to common stockholders	$178,032	$207,928

Net loss per diluted common share from continuing operations	$(2.28)	$(0.92)
Net income (loss) per diluted common share from discontinued operations	0.03	(0.21)

Net loss per diluted common share	$(2.25)	$(1.13)

Non-GAAP adjusted net income per diluted common share from continuing operations	$1.90	$2.24
Non-GAAP adjusted net income per diluted common share from discontinued operations	0.17	0.17

Non-GAAP adjusted net income per diluted common share	$2.07	$2.41

Weighted average shares - diluted	82,938	81,542

Non-GAAP adjusted weighted average shares - diluted	87,397	95,952

(1)	In calculating “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders”, the Company excludes (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from operating income and net income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust operating income or net income or loss for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” are not standard financial measurements under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to operating income and net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income” and “Non-GAAP adjusted net income available to common stockholders” presented in this press release may not be comparable to similar measures used by other companies.

Alere Inc. and Subsidiaries

Selected Consolidated Revenues by Business Area (1)

(in thousands)

Professional Diagnostics Segment					% Change Q4 14 v. Q4 13	% Change YTD 14 v. YTD 13
	Q4 2014	YTD 2014	Q4 2013	YTD 2013
Infectious disease	$203,504	$710,514	$202,923	$723,213	0%	-2%
Toxicology	149,241	627,755	151,258	632,727	-1%	-1%
Cardiology	109,665	441,582	113,632	463,281	-3%	-5%
Diabetes	46,051	197,476	47,350	225,488	-3%	-12%
Other (1)	90,271	342,574	85,504	321,495	6%	7%

Professional diagnostics net product sales and services revenue (1)	598,732	2,319,901	600,667	2,366,204	0%	-2%
License and royalty revenue	5,051	19,738	13,415	24,933	-62%	-21%

Professional diagnostics net revenue	$603,783	$2,339,639	$614,082	$2,391,137	-2%	-2%

Health Information Solutions Segment					% Change Q4 14 v. Q4 13	% Change YTD 14 v. YTD 13
	Q4 2014	YTD 2014	Q4 2013	YTD 2013
Condition and case management	$4,079	$16,818	$4,119	$15,359	-1%	9%
Wellness	675	3,499	1,239	5,369	-46%	-35%
Patient self-testing services	29,980	116,779	25,483	102,919	18%	13%

Health information solutions net revenue	$34,734	$137,096	$30,841	$123,647	13%	11%

(1)	Revenues are presented in accordance with generally accepted accounting principles and exclude an adjustment of $0.3 million and $1.4 million, and $0.5 million and $2.2 million related to acquired software license contracts which were not recognized during the three and twelve months ended December 31, 2014 and 2013, respectively, due to business combination accounting rules.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Three Months Ended December 31, 2014
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$603,784	$34,734	$28,339	$—	$666,857
Adjustment related to acquired software license contracts (1)	285	—	—	—	285

Non-GAAP adjusted net revenue	$604,069	$34,734	$28,339	$—	$667,142

Operating income (loss)	$44,096	$(3,226)	$6,947	$(12,356)	$35,461
Adjustment related to acquired software license contracts (1)	285	—	—	—	285
Amortization of acquisition-related intangible assets	63,006	1,138	(2,168)	(1,290)	60,686
Restructuring charges	14,701	13	—	6,908	21,622
Stock-based compensation expense	—	—	—	4,701	4,701
Compensation charges associated with acquisition-related contingent consideration obligations	182	—	—	—	182
Acquisition-related costs	—	—	—	179	179
Fair value adjustments to acquisition-related contingent consideration	1,435	600	—	(6,800)	(4,765)
Costs associated with potential business dispositions	133	5,669	—	—	5,802
Impairment and gain (loss) on dispositions, net	7,104	—	—	—	7,104

Non-GAAP adjusted operating income (loss)	$130,942	$4,194	$4,779	$(8,658)	$131,257

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	21.7%	12.1%	16.9%		19.7%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the fourth quarter of 2014 due to business combination accounting rules.

	For the Three Months Ended December 31, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$614,082	$30,841	$28,232	$—	$673,155
Adjustment related to acquired software license contracts (1)	470	—	—	—	470

Non-GAAP adjusted net revenue	$614,552	$30,841	$28,232	$—	$673,625

Operating income (loss)	$70,161	$(3,333)	$3,091	$(23,546)	$46,373
Adjustment related to acquired software license contracts (1)	470	—	—	—	470
Amortization of acquisition-related intangible assets	69,894	(5)	458	—	70,347
Non-cash charge associated with acquired inventory	624	—	—	—	624
Restructuring charges	3,444	774	—	—	4,218
Stock-based compensation expense	—	—	—	6,748	6,748
Compensation charges associated with acquisition-related contingent consideration obligations	762	—	—	—	762
Acquisition-related costs	—	—	—	1,315	1,315
Fair value adjustments to acquisition-related contingent consideration	(2,859)	1,100	—	200	(1,559)
Costs associated with proxy contest	—	—	—	58	58
Costs associated with potential business dispositions	6,134	—	—	—	6,134
Gain on disposition	(761)	—	—	—	(761)

Non-GAAP adjusted operating income (loss)	$147,869	$(1,464)	$3,549	$(15,225)	$134,729

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	24.1%	-4.7%	12.6%		20.0%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the fourth quarter of 2013 due to business combination accounting rules.

Comments:

In calculating “Non-GAAP adjusted operating income (loss)” in the schedule presented above, the Company excludes from “Operating income (loss)” (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from “Operating income (loss)” allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust “Operating income (loss)” for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to “Operating income (loss)” as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliation of Operating Income (Loss) to Non-GAAP Adjusted Operating Income (Loss)

(in thousands)

	For the Year Ended December 31, 2014
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$2,339,639	$137,096	$109,955	$—	$2,586,690
Adjustment related to acquired software license contracts (1)	1,401	—	—	—	1,401

Non-GAAP adjusted net revenue	$2,341,040	$137,096	$109,955	$—	$2,588,091

Operating income (loss)	$163,434	$(1,197)	$17,566	$(86,379)	$93,424
Adjustment related to acquired software license contracts (1)	1,401	—	—	—	1,401
Amortization of acquisition-related intangible assets	233,693	5,089	(1,530)	43	237,295
Restructuring charges	44,272	188	—	14,236	58,696
Stock-based compensation expense	—	—	—	12,452	12,452
Compensation charges associated with acquisition-related contingent consideration obligations	1,855	—	—	—	1,855
Acquisition-related costs	—	—	—	874	874
Fair value adjustments to acquisition-related contingent consideration	18,238	(2,561)	—	(3,400)	12,277
Costs associated with potential business dispositions	20,578	5,987	—	—	26,565
Impairment and gain (loss) on dispositions, net	7,742	—	—	—	7,742

Non-GAAP adjusted operating income (loss)	$491,213	$7,506	$16,036	$(62,174)	$452,581

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	21.0%	5.5%	14.6%		17.5%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the year ended December 31, 2014 due to business combination accounting rules.

	For the Year Ended December 31, 2013
Operating Segment	Professional Diagnostics	Health Information Solutions	Consumer Diagnostics	Corporate	Total

Net revenue	$2,391,137	$123,647	$105,078	$—	$2,619,862
Adjustment related to acquired software license contracts (1)	2,240	—	—	—	2,240

Non-GAAP adjusted net revenue	$2,393,377	$123,647	$105,078	$—	$2,622,102

Operating income (loss)	$256,086	$(17,349)	$12,122	$(90,455)	$160,404
Adjustment related to acquired software license contracts (1)	2,240	—	—	—	2,240
Amortization of acquisition-related intangible assets	271,711	6,494	1,911	—	280,116
Restructuring charges	12,606	1,837	—	—	14,443
Stock-based compensation expense	—	—	—	21,210	21,210
Compensation charges associated with acquisition-related contingent consideration obligations	2,794	—	—	—	2,794
Non-cash charge associated with acquired inventory	2,504	—	—	—	2,504
Acquisition-related costs	—	—	—	3,087	3,087
Fair value adjustments to acquisition-related contingent consideration	10,050	3,586	—	1,100	14,736
Costs associated with proxy contest	—	—	—	5,525	5,525
Costs associated with potential business dispositions	6,134	—	—	—	6,134
Loss on disposition	5,124	—	—	—	5,124

Non-GAAP adjusted operating income (loss)	$569,249	$(5,432)	$14,033	$(59,533)	$518,317

Non-GAAP adjusted operating income (loss) as % of Non-GAAP adjusted net revenue	23.8%	-4.4%	13.4%		19.8%

(1)	Estimated revenue related to acquired software license contracts that was not recognized during the year ended December 31, 2013 due to business combination accounting rules.

Comments:

In calculating “Non-GAAP adjusted operating income (loss)” in the schedule presented above, the Company excludes from “Operating income (loss)” (i) certain non-cash charges, including amortization expense and stock-based compensation expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business. In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant. Management believes that excluding such charges and income from “Operating income (loss)” allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner. Due to the frequency of their occurrence in its business, the Company does not adjust “Operating income (loss)” for the costs associated with litigation, including payments made or received through settlements. It should be noted that “Non-GAAP adjusted operating income (loss)” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to “Operating income (loss)” as an indicator of operating performance or any measure of performance derived in accordance with GAAP. In addition, all companies do not calculate non-GAAP financial measures in the same manner and, accordingly, “Non-GAAP adjusted operating income (loss)” presented in this schedule may not be comparable to similar measures used by other companies.

Reference should also be made to the Company’s financial results contained in our earnings press release respective to the periods presented in this schedule, which include a more detailed discussion of the adjustments to the GAAP operating results presented above.

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013

Net revenue	$666,857	$673,155
Adjustment related to acquired software license contracts	285	470

Non-GAAP adjusted net revenue	$667,142	$673,625

Cost of net revenue	$356,526	$331,217
Less adjustments:
Amortization of acquisition-related intangible assets	(17,269)	(15,328)
Restructuring charges	(5,053)	(2,253)
Stock-based compensation expense	(317)	(329)
Non-cash charge associated with acquired inventory	—	(624)

Non-GAAP adjusted cost of net revenue	$333,887	$312,683

Non-GAAP adjusted gross profit	$333,255	$360,942

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013

Research and development	$29,973	$38,324
Less adjustments:
Amortization of acquisition-related intangible assets	(2,755)	(1,206)
Restructuring charges	(1,312)	(50)
Stock-based compensation expense	(299)	(1,413)

Non-GAAP adjusted research and development	$25,607	$35,655

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013

Selling, general and administrative	$237,793	$258,002
Less adjustments:
Amortization of acquisition-related intangible assets	(40,662)	(53,813)
Restructuring charges	(15,257)	(1,915)
Stock-based compensation expense	(4,085)	(5,006)
Compensation charges associated with acquisition-related contingent consideration obligations	(182)	(762)
Acquisition-related costs	(179)	(1,315)
Fair value adjustments to acquisition-related contingent consideration	4,765	1,559
Costs associated with potential business dispositions	(5,802)	(6,134)
Costs associated with proxy contest	—	(58)

Non-GAAP adjusted selling, general and administrative	$176,391	$190,558

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013
Impairment and gain (loss) on dispositions, net	$7,104	$(761)
Impairment and gain (loss) on dispositions, net	(7,104)	761

Non-GAAP adjusted impairment and gain (loss) on dispositions, net	$—	$—

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013

Interest and other income (expense), net	$(55,889)	$(56,293)
Less adjustments:
Restructuring charges	8	13
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	365	364

Interest accretion associated with acquisition-related compensation charges	96	99

Non-GAAP adjusted interest and other income (expense), net	$(55,420)	$(55,817)

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013

Provision (benefit) for income taxes	$4,836	$(7,082)
Add: Income tax effects on Non-GAAP adjustments	16,172	29,710

Non-GAAP adjusted provision for income taxes	$21,008	$22,628

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013

Equity earnings of unconsolidated entities, net of tax	$3,793	$4,205
Less adjustments:
Amortization of acquisition-related intangible assets	97	146
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$3,890	$4,351

Alere Inc. and Subsidiaries

Reconciliations to Non-GAAP Adjusted P&L Categories

(in thousands)

	Year Ended December 31, 2014	Year Ended December 31, 2013

Net revenue	$2,586,690	$2,619,862
Adjustment related to acquired software license contracts	1,401	2,240

Non-GAAP adjusted net revenue	$2,588,091	$2,622,102

Cost of net revenue	$1,364,786	$1,297,485
Less adjustments:
Amortization of acquisition-related intangible assets	(64,511)	(68,106)
Restructuring charges	(11,760)	(6,145)
Stock-based compensation expense	(1,180)	(1,126)
Non-cash charge associated with acquired inventory	—	(2,504)

Non-GAAP adjusted cost of net revenue	$1,287,335	$1,219,604

Non-GAAP adjusted gross profit	$1,300,756	$1,402,498

	Year Ended December 31, 2014	Year Ended December 31, 2013

Research and development	$144,828	$159,053
Less adjustments:
Amortization of acquisition-related intangible assets	(6,476)	(4,935)
Restructuring charges	(9,800)	(1,795)
Stock-based compensation expense	41	(4,054)

Non-GAAP adjusted research and development	$128,593	$148,269

	Year Ended December 31, 2014	Year Ended December 31, 2013

Selling, general and administrative	$975,910	$997,796
Less adjustments:
Amortization of acquisition-related intangible assets	(166,308)	(207,075)
Restructuring charges	(37,136)	(6,503)
Stock-based compensation expense	(11,313)	(16,030)
Compensation charges associated with acquisition-related contingent consideration obligations	(1,855)	(2,794)
Acquisition-related costs	(874)	(3,087)
Fair value adjustments to acquisition-related contingent consideration	(12,277)	(14,736)
Costs associated with potential business dispositions	(26,565)	(6,134)
Costs associated with proxy contest	—	(5,525)

Non-GAAP adjusted selling, general and administrative	$719,582	$735,912

	Year Ended December 31, 2014	Year Ended December 31, 2013
Impairment and gain (loss) on dispositions, net	$7,742	$5,124
Impairment and gain (loss) on dispositions, net	(7,742)	(5,124)

Non-GAAP adjusted impairment and gain (loss) on dispositions, net	$—	$—

	Year Ended December 31, 2014	Year Ended December 31, 2013

Interest and other income (expense), net	$(211,924)	$(266,605)
Less adjustments:
Restructuring charges	42	59
Interest expense recorded in connection with fees paid for certain debt modifications and the termination of our senior secured credit facility	1,456	2,490

Interest accretion associated with acquisition-related compensation charges	391	357
Non-cash write-off of an investment	—	5,110

Bargain purchase gain associated with the acquisition of the Liberty business	—	(8,023)
Expense associated with extinguishment of debt	—	35,767

Non-GAAP adjusted interest and other income (expense), net	$(210,035)	$(230,845)

	Year Ended December 31, 2014	Year Ended December 31, 2013

Provision (benefit) for income taxes	$66,722	$(35,359)
Add: Income tax effects on Non-GAAP adjustments	9,005	126,914

Non-GAAP adjusted provision for income taxes	$75,727	$91,555

	Year Ended December 31, 2014	Year Ended December 31, 2013
Equity earnings of unconsolidated entities, net of tax	$17,509	$17,443
Less adjustments:
Amortization of acquisition-related intangible assets	527	594
Loss on sale of equity investment	457	—
Income tax effects on items above	—	—

Non-GAAP adjusted equity earnings of unconsolidated entities, net of tax	$18,493	$18,037

Alere Inc. and Subsidiaries

Reconciliations of Gross Profit/Margin to Non-GAAP Adjusted Gross Profit/Margin

(in thousands)

Alere Consolidated	Three Months Ended December 31, 2013 (1)		Three Months Ended September 30, 2014 (1)		Three Months Ended December 31, 2014

Net revenue	$673,155		$647,435		$666,857
Adjustment related to acquired software license contracts	470		324		285

Non-GAAP adjusted net revenue	673,625		647,759		667,142

Cost of net revenue	331,217		346,513		356,526
Less adjustments:
Amortization of acquisition-related intangible assets	15,328		15,683		17,269
Stock-based compensation expense	329		291		317
Non-cash charge associated with acquired inventory	624		—		—
Restructuring charges	2,253		5,654		5,053

Non-GAAP adjusted cost of net revenue	312,683		324,885		333,887

Non-GAAP adjusted gross profit/margin	$360,942	53.6%	$322,874	49.8%	$333,255	50.0%

Professional Diagnostics Segment	Three Months Ended December 31, 2013		Three Months Ended September 30, 2014		Three Months Ended December 31, 2014

Net product sales and services revenue	$600,667		$581,759		$598,732
Adjustment related to acquired software license contracts	470		324		285

Non-GAAP adjusted net product sales and services revenue	601,137		582,083		599,017

Cost of net revenue	292,183		308,467		314,933
Less adjustments:
Amortization of acquisition-related intangible assets	16,005		15,081		16,747
Stock-based compensation expense	329		291		317
Non-cash charge associated with acquired inventory	624		—		—
Restructuring charges	2,253		5,654		5,053

Non-GAAP adjusted cost of net revenue	272,972		287,441		292,816

Non-GAAP adjusted gross profit/margin	$328,165	54.6%	$294,642	50.6%	$306,201	51.1%

Health Information Solutions Segment	Three Months Ended December 31, 2013 (1)		Three Months Ended September 30, 2014 (1)		Three Months Ended December 31, 2014

Net product sales and services revenue	$30,841		$35,046		$34,734

Cost of net revenue	14,020		16,596		17,891
Less adjustments:
Amortization of acquisition-related intangible assets	(888)		577		497
Restructuring charges	—		—		—

Non-GAAP adjusted cost of net revenue	14,908		16,019		17,394

Non-GAAP adjusted gross profit/margin	$15,933	51.7%	$19,027	54.3%	$17,340	49.9%

Note:

(1)	Restated to reflect the impact of discontinued operations

Alere Inc. and Subsidiaries

Reconciliation of Net Loss to Non-GAAP EBITDA

(in thousands)

	Three Months Ended December 31, 2014	Year Ended December 31, 2014

Net Loss (1)	$(22,915)	$(165,076)
Less: Income (loss) from discontinued operations, net of tax	(1,444)	2,637

Loss from continuing operations	(21,471)	(167,713)

Adjustment related to acquired software license contracts	285	1,401
Income tax provision	4,836	66,722
Depreciation and amortization	85,163	336,360
Interest, net	51,969	206,800
Non-cash stock-based compensation expense	4,701	12,452
Non-cash fair value adjustments to acquisition-related contingent consideration	(4,765)	12,277
Loss on sale of equity investment	—	457
Impairment and gain (loss) on dispositions, net	7,104	7,742

Non-GAAP EBITDA	$127,822	$476,498

(1)	Net loss for the three months and year ended December 31, 2014 includes non-interest related restructuring charges of $21.6 million and $58.7 million, respectively; $0.2 million and $0.9 million, respectively, of acquisition costs and $5.8 million and $26.6 million, respectively, of costs associated with potential business dispositions which have not been added back for purposes of computing Non-GAAP EBITDA.

Alere Inc. and Subsidiaries

Discontinued Operations

(in thousands)

	Three Months Ended March 31, 2013	Three Months Ended June 30, 2013	Three Months Ended September 30, 2013	Three Months Ended December 31, 2013	Three Months Ended March 31, 2014	Three Months Ended June 30, 2014	Three Months Ended September 30, 2014	Three Months Ended December 31, 2014

Net product sales and services revenue	$103,776	$104,002	$102,630	$99,171	$91,382	$90,786	$89,501	$87,827
License and royalty revenue	—	—	—	—	$—	$—	$—	$—

Net revenue	103,776	104,002	102,630	99,171	$91,382	$90,786	$89,501	$87,827
Cost of net revenue	60,488	57,339	55,630	56,760	$51,420	$50,240	$54,314	$47,140

Gross profit (loss)	43,288	46,663	47,000	42,411	$39,962	$40,546	$35,187	$40,687

Operating expenses:
Research and development	968	736	20	26	$—	$—	$—	$—
Sales and marketing	19,427	18,488	17,840	17,944	$14,020	$14,862	$14,269	$13,657
General and administrative	31,522	34,525	32,264	31,254	$30,121	$28,198	$16,925	$24,139

Operating loss	(8,629)	(7,086)	(3,124)	(6,813)	$(4,179)	$(2,514)	$3,993	$2,891
Interest and other income (expense), net	(254)	(397)	(584)	(943)	$(695)	$(629)	$(266)	$(715)

Loss before benefit for income taxes	(8,883)	(7,483)	(3,708)	(7,756)	$(4,874)	$(3,143)	$3,727	$2,176
Provision (benefit) for income taxes	(3,521)	(2,924)	(1,429)	$(3,077)	$(1,948)	$(1,047)	$(5,376)	$3,620

Income (loss) from discontinued operations, net of taxes	$(5,362)	$(4,559)	$(2,279)	$(4,679)	$(2,926)	$(2,096)	$9,103	$(1,444)

Certain items included above:
Amortization of intangible assets:
Cost of net revenue	$313	$837	$580	$2,328	$760	$761	$18,719	$289
Sales and marketing	7,918	7,968	7,943	7,937	6,125	6,125	6,125	6,088
General and administrative	625	631	688	628	628	628	654	625

Change in fair value of contingent consideration:
General and administrative	1,700	100	900	600	(1,350)	100	(25,071)	—

Restructuring
Cost of net revenue	411	531	74	704	42	72	—	11
Sales and marketing	574	12		635	7			4
General and administrative	911	5,409	1,483	2,179	2,768	378	430	(9)
Interest and other income (expense), net	39	47	97	70	113	97	132	93

	12,491	15,535	11,765	15,081	9,093	8,161	989	7,101
Provision for income taxes	(4,892)	(6,079)	(4,604)	(5,876)	(3,559)	(3,190)	(7,270)	(2,783)

Total	$7,599	$9,456	$7,161	$9,205	$5,534	$4,971	$(6,281)	$4,318